UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 29, 2020
Date of report (Date of earliest event reported)

Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)

(514) 744-6792
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 28, 2020, Bausch Health Companies Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following four proposals, each of which is described in detail in the Company’s Management Proxy Circular and Proxy Statement. The results of each matter voted upon are as follows:
Proposal No. 1: Election of Directors. The shareholders elected the following individuals to the Company’s Board of Directors, to serve until the close of the Company’s 2021 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal:

Name	For	Withheld	Broker Non-Votes

Richard U. De Schutter	216,315,704	5,259,134	59,178,282
D. Robert Hale	211,714,041	9,860,797	59,178,282
Dr. Argeris (Jerry) N. Karabelas	215,596,446	5,978,392	59,178,282
Sarah B. Kavanagh	217,011,297	4,563,541	59,178,282
Joseph C. Papa	212,494,697	9,080,141	59,178,282
John A. Paulson	219,853,068	1,721,770	59,178,282
Robert N. Power	208,740,697	12,834,141	59,178,282
Russel C. Robertson	215,372,886	6,201,952	59,178,282
Thomas W. Ross, Sr.	215,468,972	6,105,866	59,178,282
Andrew C. von Eschenbach, M.D.	219,493,913	2,080,925	59,178,282
Amy B. Wechsler, M.D.	216,271,318	5,303,520	59,178,282
Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

For	Against	Abstain	Broker Non-Votes

197,628,762	22,998,724	947,352	59,178,282
The Company has decided to include an advisory vote on executive compensation in its proxy materials every year until the next required vote on the frequency of advisory votes on executive compensation.
Proposal No. 3: Approval of an amendment to the Company’s Amended and Restated 2014 Omnibus Incentive Plan. The shareholders approved the amendment to the Company’s Amended and Restated 2014 Omnibus Incentive Plan (the “2014 Plan”) to increase the number of common shares, no par value, of the Company available for issuance under the 2014 Plan.

For	Against	Abstain	Broker Non-Votes

198,079,153	22,638,569	857,116	59,178,282

Proposal No. 4: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2021 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditors’ remuneration.

For	Withheld

275,019,010	5,734,110

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2020

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Christina M. Ackermann
Christina M. Ackermann
Executive Vice President and General Counsel